SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 29, 2009

MAGNITUDE INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-20432	75-2228828
(Commission File Number)	(IRS Employer Identification No.)

1250 Route 28, Branchburg, New Jersey 08876
(Address of principal executive offices) (Zip Code)

(908) 927-0004
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

7.01	Regulation FD Disclosure

On January 29, 2009, the Consent Solicitation vote by the shareholders of Registrant was completed. Registrant’s proxy agent, Securities Transfer Corporation, which also serves as Registrant’s transfer agent, certified that shareholders voted a total 244,725,773 common shares out of the 436,242,570 shares outstanding as of December 29, 2008, the record date, as follows:

Proposition No. 1: to increase the authorized common shares to 1,400,000,000 shares:

FOR	AGAINST	ABSTAIN

241,941,210	2,357,063	427,500

Proposition No. 2: ratify the appointment of Rosenberg Rich Baker Berman & Company to serve as Registrant’s auditors for the fiscal year ending December 31, 2009:

FOR	AGAINST	ABSTAIN

244,552,663	66,565	106,545

In connection with these results, Registrant issued the press release attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release dated January 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGNITUDE INFORMATION SYSTEMS, INC.

Dated: January 30, 2009	By:	/s/ Joerg H. Klaube
Joerg H. Klaube
Chief Financial Officer